UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): 10/29/999

                               GLOBALNETCARE, INC.
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             (Exact name of registrant as specified in its charter)

     Florida                    000-27097               (Pending)
------------------------     ---------------- ------------------------
(State  or  other  jurisdiction  of (Commission     (I.R.S.
                                                     Employer
 incorporation  or  organization)    File  Number)  Identification
                                                     No.)

Suite 950 - 2000 McGill College, Montreal, Quebec, Canada H3A 3A3
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(Address of principal executive offices)

Registrant's  telephone  number,  including  area  code  (877)  288  -  4909


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          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS.

Mr. Chris Kokkalis resigned as the Company's Chief Technology Officer and a Director of the Company, both effective October 29, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

GLOBALNETCARE,  INC.
(Registrant)




By: /s/ Patrick Power
     -------------------
     PATRICK  POWER
     President  and  Director

Date:     October  29,  1999